                               (EXHIBIT 10.42)


                          [IMPERIAL BANK LETTERHEAD]


                              December 22, 1995


Mr. Donald Kushner
The Kushner Locke Company
11601 Wilshire Boulevard
Los Angeles, CA 90025

       Re: Third Amended and Restated Credit Agreement among Kushner-Locke Company and Imperial Bank, dated as of February 9, 1990, as amended and restated as of
             December 14, 1990, as of May 1, 1992 and as of August 31, 1993, as heretofore amended (the "Credit Agreement")
             ----------------------------------------------------

Dear Mr. Kushner:

     All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

     You have requested that the Maturity Date of the Credit Agreement be extended until January 31, 1996.

     Imperial Bank, in its capacity as Agent for the Lenders under the Credit Agreement and as a Lender, hereby consents to such an extension, thereby amending the Credit Agreement so that the definition of Maturity Date appearing therein is deleted in its entirety and replaced with the following:

     "'Maturity Date' shall mean January 31, 1996."

     Except to the extent expressly set forth herein, this letter agreement does not constitute a modification or amendment of any other provision of the Credit Agreement. Except as expressly amended herein, all terms of the Credit Agreement remain in full force and effect. In addition, the modification contained herein is without prejudice to the Lender's or Agent's rights to enforce all other terms and conditions of the Credit Agreement and shall not be construed as entitling the Borrower to any future modification or amendment with respect to the same or other matters.

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     If you agree to this extension, please execute the enclosed copy of this letter. Please return the executed copy along with the $12,500 fee for the 30-day extension (pro rate 1% loan fee) no later than 4 p.m. today to become effective.

Very truly yours,

IMPERIAL BANK
Individually and as Agent


By:   [SIGNATURE OF JANICE ZEITINGER]
   ------------------------------------
      Janice Zeitinger
      Vice President

By:   [SIGNATURE OF JEFF COLVIN]
   ------------------------------------
      Jeff Colvin
      Vice President


AGREED TO BY:

THE KUSHNER LOCKE COMPANY

By:   [SIGNATURE OF DONALD KUSHNER]
   ------------------------------------
      Name:
      Title: